                                                                   EXHIBIT 4.1


                    COMMON STOCK                                                                   COMMON STOCK

  NUMBER                                                                                              SHARES
 C-
                                            [HASTINGS LOGO]

                                       HASTINGS ENTERTAINMENT, INC.

                                                                                                 CUSIP 418365 10 2
                            INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS
                   THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY OR RIDGEFIELD PARK, NJ
                                                                                        SEE REVERSE FOR CERTAIN DEFINITIONS



THIS CERTIFIES THAT




IS THE OWNER OF



               FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF

                                         HASTINGS ENTERTAINMENT, INC.

                                             CERTIFICATE OF STOCK

a corporation organized under the laws of the State of Texas transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.  This Certificate and shares represented hereby are subject to all the terms, conditions and limitations of the Third Restated Articles of Incorporation and the Amended and Restated Bylaws of the Corporation and amendments thereto copies of which are on file with the
Corporation and the Transfer Agent to all of which the holder, by acceptance hereof, assents.


        This Certificate  is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

        WITNESS the facsimile signatures of the duly authorized officers of the Corporation.


Dated:


/s/ DENNIS MCGILL                                                                   /s/  JOHN H. MARMADUKE



                    SECRETARY                       [SEAL]                                     PRESIDENT



COUNTERSIGNED AND REGISTERED:
                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
BY                                            TRANSFER AGENT AND REGISTRAR,


                                                                                    AUTHORIZED SIGNATURE
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                          HASTINGS ENTERTAINMENT, INC.


        A FULL STATEMENT OF (A) ALL OF THE DESIGNATIONS, PREFERENCES,
LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES OF
HASTINGS ENTERTAINMENT, INC. (THE "COMPANY") TO THE EXTENT THEY HAVE BEEN FIXED
AND DETERMINED AND THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE COMPANY TO
FIX AND DETERMINE THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE
RIGHTS OF SUBSEQUENT SERIES, (B) THE DENIAL TO THE COMPANY'S SHAREHOLDERS OF
PREEMPTIVE RIGHTS AND (C) THE DENIAL TO THE COMPANY'S SHAREHOLDERS OF THE RIGHT
TO CUMULATIVE VOTING IS SET FORTH IN THE COMPANY'S THIRD RESTATED ARTICLES OF
INCORPORATION ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF TEXAS, AS SUCH
DOCUMENT MAY BE AMENDED FROM TIME TO TIME. THE COMPANY WILL FURNISH A COPY OF
ANY SUCH STATEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON
WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED
OFFICE. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE COMPANY.


        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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
        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors Act
                   survivorship and not as tenants
                   in common                                                     __________________
                                                                                       (State)


   Additional abbreviations may also be used though not in the above list.



For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

_______________________________________________________________________________
       (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE INCLUDING
                         POSTAL ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the Capital Stock represented by the within certificate, and do hereby irrevocably constitute and appoint ____________________________________________

_______________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:
      ___________________________



            NOTICE:                        ____________________________________
THE SIGNATURE(S) TO THIS ASSIGNMENT                   (Signature)
MUST CORRESPOND WITH THE NAME(S)
AS WRITTEN UPON THE FACE OF THE
CERTIFICATE IN EVERY PARTICULAR WITHOUT
ALTERATION OR ENLARGEMENT OR ANY           ____________________________________
CHANGE WHATEVER.                                      (Signature)





                                    ________________________________________
                                     THE SIGNATURE(S) MUST BE GUARANTEED BY
                                     AN ELIGIBLE GUARANTOR INSTITUTION
                                     (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                     ASSOCIATIONS AND CREDIT UNIONS WITH
                                     MEMBERSHIP IN AN APPROVED SIGNATURE
                                     GUARANTEE MEDALLION PROGRAM), PURSUANT
                                     TO S.E.C. RULE 17Ad-15.



                                     ________________________________________
                                     SIGNATURE(S) GUARANTEED BY:




                                     ________________________________________